Exhibit 99.2

Condensed consolidated income statement

For the six months ended June 30, 2009

	Note	For the six months ended June 30, 2009 Before restructuring (unaudited) £‘000	For the six months ended June 30, 2009 Restructuring (unaudited) £‘000	For the six months ended June 30, 2009 Total (unaudited) £‘000	For the six months ended June 30, 2008 (unaudited) £‘000
Revenue		7,259	—	7,259	9,251
Cost of sales		(609)	—	(609)	(694)
Gross profit		6,650	—	6,650	8,557
Operating expenses	4	(11,832)	(2,258)	(14,090)	(11,419)
Operating loss		(5,182)	(2,258)	(7,440)	(2,862)
Finance income		168	—	168	485
Finance expense		(6)	—	(6)	—
Share of post-tax profit/(loss) of associate		16	—	16	(8)
Loss before income tax		(5,004)	(2,258)	(7,262)	(2,385)
Tax credit		100	—	100	726
Loss for the period		(4,904)	(2,258)	(7,162)	(1,659)
Weighted average number of shares				145,506,363	149,037,037
Basic and diluted loss per share -pence				(4.92)	(1.11)

Condensed consolidated statement of comprehensive income

For the six months ended June 30, 2009

	Six months ended June 30 2009 (unaudited) £’000	Six months ended June 30 2008 (unaudited) £’000
Loss for the period	(7,162)	(1,659)

Other comprehensive income

Currency translation difference	653	(147)
Total comprehensive income for the period attributable to owners of the parent	(6,509)	(1,806)

Condensed consolidated statement of changes in shareholders’ equity

(unaudited)	Share capital £’000	Share premium £’000	Other reserves £’000	Cumulative translation adjustment £’000	Retained earnings £’000	Total* £’000
At January 1, 2008	153	3,683	61,037	(511)	(34,089)	30,273
Share based payments	—	—	167	—	—	167
Exchange loss	—	—	—	(147)	—	(147)
Loss for the period	—	—	—	—	(1,659)	(1,659)
At June 30, 2008	153	3,683	61,204	(658)	(35,748)	28,634
Change in value of ESOP reserve	—	—	—	—	(768)	(768)
Share based payments	—	—	85	—	—	85
Exchange loss	—	—	—	(804)	—	(804)
Loss for the period	—	—	—	—	(4,340)	(4,340)
At December 31, 2008	153	3,683	61,289	(1,462)	(40,856)	22,807
Shares issued	1	382	—	—	—	383
Share based payments	—	—	(33)	—	—	(33)
Exchange gain	—	—	—	653	—	653
Loss for the period	—	—	—	—	(7,162)	(7,162)
At June 30, 2009	154	4,065	61,256	(809)	(48,018)	16,648

* All attributable to owners of the parent

Condensed consolidated balance sheet

As at June 30, 2009

	Note	June 30 2009 (unaudited) £’000	December 31 2008 (a) £’000
Assets
Non-current assets
Intangible assets	7	10,293	11,600
Property, plant and equipment		1,432	1,970
Investment in associate		—	443
Other receivables		438	442
		12,163	14,455

Current assets
Trade and other receivables		4,032	4,060
Current corporation tax receivable		1,345	2,160
Short term investments		3,815	8,037
Cash and cash equivalents		5,313	4,631
		14,505	18,887
Total assets		26,668	33,342

Liabilities
Current liabilities
Loans and borrowings		78	78
Trade and other payables		6,415	7,529
Deferred income tax liabilities		17	—
Provisions for other liabilities and charges	9	1,741	798
		8,251	8,405
Net current assets		6,254	10,481

Non-current liabilities
Loans and borrowings		60	99
Other payables		58	101
Deferred income tax liabilities		975	1,073
Provisions for other liabilities and charges	9	676	858
		1,769	2,131
Net assets		16,648	22,807

Shareholders’ equity
Ordinary shares		154	153
Share premium		4,065	3,683
Other reserves		61,256	61,289
Cumulative translation adjustment		(809)	(1,462)
Retained earnings		(48,018)	(40,856)
Total shareholders’ equity		16,648	22,807

(a) The year ended December 31, 2008 figures are extracted from the audited financial statements for the year ended December 31, 2008.

Condensed consolidated cash flow statement
For the six months ended June 30, 2009

	Note	Six months ended June 30 2009 (unaudited) £’000	Six months ended June 30 2008 (unaudited) £’000
Cash flows from operating activities
Net loss for the year		(7,162)	(1,659)
Adjustments for:
Gain/(loss) on foreign exchange		653	(54)
Interest receivable		(163)	(485)
Tax credit		(100)	(726)
Bad debt recovery		(60)	—
Amortization		1,233	1,007
Depreciation		446	476
Loss on disposal of property, plant and equipment		140	7
Asset disposal arising from restructuring		261	—
Provision for investment in associate		552	—
Share based award (income)/expense		(33)	167
Share loss/(income) from associate		(16)	8
Decrease in inventories		—	70
(Increase)/decrease in trade and other receivables		404	(1,586)
Decrease in trade and other payables		(884)	(206)
Increase in provisions		767	30
Net cash used in operations		(3,962)	(2,951)
Interest received & paid		131	497
Taxes paid		(1)	(27)
Tax credits received		854	1,368
Net cash used in operating activities		(2,978)	(1,113)

Cash flows from investing activities
Purchase of property, plant and equipment		(102)	(680)
Purchase of intangible assets		(341)	(775)
Disposal of tangible fixed assets		—	7
Disposal of intangible fixed assets		140	—
Movements on short term investments		4,223	450
Investment of Associate		—	(3)
Acquisition of Sonic Focus	10	—	(1,943)
Acquisition of Alarity		(97)	(85)
Net cash used in investing activities		3,823	(3,029)

Effects of exchange rate changes		(163)	(93)
Net increase/(decrease) in cash and cash equivalents		682	(4,235)

Cash and cash equivalents at January 1		4,631	10,100
Cash and cash equivalents at end of period		5,313	5,865

NOTES

1. Basis of presentation

These condensed consolidated interim financial statements have been prepared in accordance with the accounting policies set out in the Annual Report of ARC International Plc for the year ended December 31, 2008. The prior year comparatives are derived from audited financial information for ARC International Plc as set out in the Annual Report for the year ended December 31, 2008 and the unaudited financial information in the condensed consolidated interim financial statements for the six months ended June 30, 2008. These condensed consolidated interim financial statements have been prepared under the historical cost convention, except in respect to certain financial instruments. This condensed set of financial statements has been prepared in accordance with IAS 34 Interim Financial Reporting as issued by the International Accounting Standards Board. The condensed set of financial statements has been prepared applying the accounting policies and presentation that were applied in the preparation of the Company’s published consolidated financial statements for the year ended December 31, 2008 except for the impact of the adoption of the Standards and Interpretations described below. They do not include all of the information required for full annual financial statements, and should be read in conjunction with the consolidated financial statements of the Group as at and for the year ended December 31, 2008.

IAS 1 (revised 2007) Presentation of Financial Statements

(effective for annual periods beginning on or after January 1, 2009)

The revised Standard has introduced a number of terminology changes (including revised titles for the condensed financial statements) and has resulted in a number of changes in presentation and disclosure. However, the revised Standard has had no impact on the reported results or financial position of the Group.

IFRS 8 Operating Segments

(effective for annual periods beginning on or after January 1, 2009)

The Group has adopted IFRS 8 Operating Segments with effect from January 1, 2009. IFRS 8 requires operating segments to be identified on the basis of internal reports about components of the Group that are regularly reviewed by the chief operating decision maker in order to allocate resources to the segment and to assess its performance. In contrast, the predecessor Standard (IAS 14 Segment Reporting) required an entity to identify two sets of segments (business and geographical), using a risks and rewards approach, with the entity’s system of internal financial reporting to key management personnel serving only as the starting point for the identification of such segments.

The segments identified in the financial statements for the year ended December 31, 2008 under IAS 14 do not differ materially from those required in accordance with IFRS 8.

The consolidated accounts incorporate the accounts of the Company and of each of its subsidiaries for the period to June 30, 2009. All new acquisitions are accounted for under the purchase method from the date of acquisition.

The preparation of financial statements in conformity with IFRSs requires the use of certain critical accounting estimates. It also requires management to exercise its judgment in the process of applying the Group’s accounting policies. Although these estimates are based on management’s best knowledge of the amount, event or actions, actual results ultimately may differ from those estimates.

The condensed consolidated interim financial statements for the six months ended June 30, 2009 are unaudited but have been reviewed by the auditors. The condensed consolidated interim financial statements for the six months ended June 30, 2009 were approved by the directors on August 4, 2009.

The comparative figures for the financial year ended December 31, 2008 are not the company’s statutory accounts for that financial year. Those accounts have been reported on by the company’s auditors and delivered to the registrar of companies. The report of the auditors was (i) unqualified, (ii) did not include a reference to any matters to which the auditors drew attention by way of emphasis without qualifying their report, and (iii) did not contain a statement under section 237(2) or (3) of the Companies Act 1985.

2. Segment information

The Group has adopted IFRS 8 Operating Segments with effect from January 1, 2009. IFRS 8 requires operating segments to be identified on the basis of internal reports about components of the Group that are regularly reviewed by the chief operating decision maker in order to allocate resources to the segment and to assess its performance. In contrast, the predecessor Standard (IAS 14 Segment Reporting required an entity to identify two sets of segments (business and geographical), using a risks and rewards approach, with the entity’s system of internal financial reporting to key management personnel serving only as a starting point for the identification of such segments. As a result, following the adoption of IFRS 8, the identification of the Group’s reportable segments has changed.

The Group provides intellectual property for multimedia subsystems and configurable CPU/DSP processors. The Group has one type of business segment in providing the products to customers. It is this information that is reviewed by the Board. There is therefore only one operating segment and no further segmental information is reported.

3. Income tax credit

Interim period income tax is accrued based on the average annual effective income rate of 28% (H1 2008: 28.5%).

4. Summary of net operating expenses

	Six months ended June 30 2009 (unaudited) £‘000	Six months ended June 30 2008 ( unaudited) £‘000
Operating expenses
Research and development	(5,272)	(4,506)
Sales and marketing	(2,734)	(3,053)
General and administrative	(2,147)	(2,283)
Other expenses	(1,679)	(1,577)
Restructuring costs	(2,258)	—
Net operating expenses	(14,090)	(11,419)

5. Key management compensation

	Six months ended June 30 2009 (unaudited) £‘000	Six months ended June 30 2008 (unaudited) £‘000
Salaries and short-term employee benefits	661	660
Post-employment benefits	18	24
Share-based payments	—	56
	679	740

Key management comprise of executive and non-executive directors and certain managers.

6. Loss per ordinary shares

Basic loss per share is calculated by dividing the loss attributable to ordinary shareholders by the weighted number of shares in issue during the year, excluding those held in the Employee Benefit Trust.

For diluted loss per share, the weighed average number of shares in issue is adjusted to assume conversion of all dilutive potential ordinary shares. Diluted loss per share and the basic loss per share are the same for the six months ended June 30, 2009 and June 30, 2008 as in these loss-making periods the effect of potential dilutive shares would be anti-dilutive.

	June 30 2009 (unaudited)	June 30 2008 (unaudited)
Issued ordinary shares at January 1	152,703,048	152,703,048
Effect of own shares held in Employee Benefit Trust	(7,641,799)	(3,666,011)
Effect of share options exercised	61,011	—
Effect of shares issued during the year	384,103	—
Weighed average number of ordinary shares	145,506,363	149,037,037

7. Intangible assets

	Goodwill £’000s	Computer software £’000s	Developed and in process technology £’000s	Customer relationships £’000s	Brand name and other £’000s	Intangible assets Total £’000s
Cost
At January 1, 2008	17,011	6,690	3,890	404	228	28,223
Additions	—	2,036	249	—	—	2,285
Acquisition of subsidiary	2,042	7	1,275	317	445	4,086
Exchange difference	96	—	(6)	—	—	90
At December 31, 2008	19,149	8,733	5,408	721	673	34,684
Additions (note 10)	197	341	—	—	—	538
Disposal for the period	—	(517)	—	—	—	(517)
Exchange difference	—	(362)	—	—	—	(362)
At June 30, 2009	19,346	8,195	5,408	721	673	34,343
Amortization and impairment losses
At 1 January 2008	(13,580)	(5,913)	(1,054)	(76)	(94)	(20,717)
Charge for the period	—	(855)	(1,127)	(184)	(102)	(2,268)
Exchange difference	—	(8)	(90)	(1)	—	(99)
At December 31, 2008	(13,580)	(6,776)	(2,271)	(261)	(196)	(23,084)
Charge for the year	—	(417)	(655)	(102)	(59)	(1,233)
Disposal for the period	—	103	—	—	—	103
Exchange difference	—	161	3	—	—	164
At June 30, 2009	(13,580)	(6,929)	(2,923)	(363)	(255)	(24,050)
Net book value
At January 1, 2008	3,431	777	2,836	328	134	7,506
At December 31, 2008	5,569	1,957	3,137	460	477	11,600
At June 30, 2009	5,766	1,266	2,485	358	418	10,293

8. Contingent liabilities

Claims of patent infringement are occasionally made against products that incorporate either an ARC core or a component that, in turn, includes an ARC core. In such circumstances, the design or operation of the ARC core may be relevant to any response to that claim of infringement. ARC has provided and expects to continue to provide assistance to its licensees, in the form of technical information regarding the ARC product and/or the validity of the patents in question. To date, no licensee has insisted upon nor has ARC accepted a duty to indemnify the licensee in connection with any such claim. Accordingly, the directors are of the opinion, and have been so advised that the risk to the company arising from any claims of patent infringement of which ARC is aware is remote and no provision has been made in the accounts.

9. Provision for other liabilities and charges

(unaudited)	Restructuring £’000	Onerous leases £’000	Office restoration costs £’000	Total Provision £’000
At January 1, 2008	—	—	110	110
Provisions made in the year	—	—	50	50
At June 30, 2008	—	—	160	160
Provisions made in the year	1,131	1,142	10	2,283
Utilised	(790)	—	(12)	(802)
Foreign exchange	15	—	—	15
At December 31, 2008	356	1,142	158	1,656
Provisions made in the year	1,856	—	30	1,886
Utilised	(731)	(195)	—	(926)
Released	(150)		(6)	(156)
Foreign exchange	(43)	—	—	(43)
At June 30, 2009	1,288	947	182	2,417
Non-current	—	566	110	676
Current	1,288	381	72	1,741

10. Business Combinations

The group purchased 100% of the voting shares of Sonic Focus Inc. on February 11, 2008 for a total consideration of £2,813,000.

All assets and liabilities were recognized at their respective fair values. The residual excess over the net assets acquired is recognized as goodwill in the condensed consolidated financial statements.

The initial accounting for the acquisition was determined provisionally. Any adjustments to the fair values of the acquired assets and liabilities will be recorded within twelve months of the acquisition date.

From the date of acquisition to June 30, 2008, the acquisition contributed £38,000 to revenue, £371,000 to the operating expenses (excluding amortization), £138,000 of amortization of intangible assets, and £471,000 to net loss.

The results of operations, as if the acquisition had been made at January 1, 2008, would be as follows:

£ ‘000s
Revenue	9,333
Net loss	(2,021)

	Carrying values pre acquisition £’000s	Provisional Fair values £’000s
Intangible fixed assets	22	2,042
Property, plant and equipment	53	53
Trade and other receivables	69	69
Cash and cash equivalents	68	68
Trade and other payables	(780)	(780)
Deferred Tax	—	(542)

Net assets acquired	(568)	910
Goodwill		1,903

Consideration		2,813

Consideration satisfied by cash paid in the period ended June 30, 2008		1,748
Deferred consideration satisfied by cash to be paid in the six months ended December 31, 2008		46
Deferred consideration to be satisfied by issuing shares after June 30, 2008		756
Transaction costs		263

		2,813

Part of the cost of the Sonic Focus acquisition will be satisfied in shares. 2,728,915 shares will be issued in two equal instalments: 15 months and 30 months after the date of acquisition. The fair value of these instruments is shown in the table above and has been calculated by reference to the ten-day average closing share price prior to the completion of the acquisition on February 11, 2008 and converted into US dollars using the average interbank exchange rate over the same ten-day period. On May 11, 2009, the company issued 1,364,385 shares to satisfy the first instalment.

Goodwill represents the value of the assembled work force and other potential future economic benefit that is anticipated will be derived from the integration of the technology offered by Sonic Focus with the existing products of the group.

The outflow of cash and cash equivalents in the period on the acquisition of Sonic Focus, Inc is calculated as follows:

£’000s
Cash consideration	1,748
Transaction costs	263
Cash acquired	(68)

1,943

The intangible assets acquired as part of the acquisition of Sonic Focus Inc can be analyzed as follows:

£’000s
Developed core technology	1,194
Customer relationships	317
Trade name	423
In process technology	86
Other	22

2,042

Goodwill on acquisition

(unaudited)	Sonic Focus £’000	Tenison Design £’000	Teja Technologies £’000	Alarity Corporation £’000	Total £’000
At January 1, 2008	—	992	478	1,961	3,431
Acquired	1,903	—	—	67	1,970
Foreign exchange movement	25	—	—	—	25
At June 30, 2008	1,928	992	478	2,028	5,426
Increase in goodwill	66	—	—	6	72
Foreign exchange	23	—	—	48	71
At December 31, 2008	2,017	992	478	2,082	5,569
Increase in goodwill	197	—	—	—	197
At June 30, 2009	2,214	992	478	2,082	5,766

The increase in the goodwill for the Sonic Focus Inc acquisition represents a revision to the provisional values on the deferred tax.

11. Related Party Transactions

Transactions related to directors and key management are shown in note 5.

The group has transactions with the associate company, Adaptive Chips Inc. Adaptive Chips provides engineering services on an arm’s length basis amounting to £1,083,000 (2008: £204,000) to the group. As of June 30, 2009, the company has £159,000 payable outstanding to Adaptive Chips.

Investment of approximately £552,000 that the group had made into Adaptive Chips Inc. has been provided for and is included in the restructuring charge.

12. Events after the end of the reporting period

On July 21, 2009 the board of Adaptive Chips Inc. resolved to recommend to the shareholders that the company be orderly wound down and file for dissolution.

On 18 August 2009 Virage Logic, Inc through its subsidiary Abigail (UK) Limited, launched an offer for the entire share capital of ARC International plc. On 15 September 2009, Abigail (UK) Limited declared the offer unconditional in all respects, ARC International plc then applied for delisting from the London Stock Exchange, which was finalized on 14 October 2009.